Taxation	12 Months Ended
Dec. 31, 2015
TAXATION [Abstract]
Taxation

20. TAXATION

a. Transition from PRC Business Tax to PRC Value Added Tax

Effective September 1, 2012, a pilot program (the “Pilot Program”) for transition from the imposition of PRC business tax (“Business Tax”) to the imposition of value-added tax (“VAT”) for revenues from certain industries was expanded from Shanghai to eight other cities and provinces in China, including Beijing and Tianjin. Commencing August 1, 2013 the Pilot Program was expanded to cover all regions in the PRC. Online advertising revenues and cinema advertising revenues as well as certain online game revenues were subject to the Pilot Program.

b. Business Tax and related Surcharges

Prior to the Pilot Program, the Group was subject to a 5% PRC business tax and 0.6% in related surcharges on revenues from the online game business, the operation of 17173.com Website and the cinema advertising business in the PRC. PRC business tax and the related surcharges are recognized when the revenue is earned.

After the Pilot Program, the Company’s operation of PC games remains subject to business tax and related surcharges. The Group adopted the net presentation method for its PC games revenues. Under the net presentation method, revenues are net of business tax (at a rate of 5%).

c. VAT

The Company’s revenues from the operation of mobile games are generally subject to VAT at the rate of 6%.

VAT was imposed on the Company’s revenues from Web games developed in-house at a rate of 17%, with a 14% immediate tax refund, resulting in a net rate of 3% plus a related surcharge of 12% on the VAT payable.

After the Pilot Program, the Group’s online advertising and cinema advertising revenues are subject to VAT at a rate of 6%. There is a culture construction fee surcharge of 3% on revenues and the related VAT from the online advertising and cinema advertising businesses.

d. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Entities incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2013, 2014 and 2015.

China

The Company’s subsidiaries and VIEs in China are governed by the Corporate Income Tax Law (“CIT Law”). Pursuant to the CIT Law and its implementation rules, enterprises in China are generally subject to tax at a statutory rate of 25%, certain High and New Technology Enterprises are entitled to a favorable statutory tax rate of 15%, and Software Enterprises can enjoy an income tax exemption for two years beginning with their first profitable year and a 50% tax reduction to a rate of 12.5% for the subsequent three years.

Principal Entities Qualified as High and New Technology Enterprises (“HNTEs”)

For the three years ended December 31, 2013, 2014 and 2015, AmazGame and Gamease were qualified as HNTEs and were entitled to an income tax rate of 15%, except that AmazGame was entitled to an income tax rate of 10% in 2013 and 2014 because it was also qualified as a Key National Software Enterprise (“KNSE”). AmazGame and Gamease will need to re-apply for HNTE qualification in 2017.

Principal Entities Qualified as Software Enterprises

•	AmazGame also qualified as a KNSE and enjoyed a preferential income tax rate of 10% for 2013 and 2014. However, as a result of a restructuring of the approval process, the State Council recently suspended the acceptance of applications for KNSE status, and it is not clear when, if ever, the acceptance of applications for KNSE status will resume. The Company plans to re-apply to qualify AmazGame as a KNSE for 2015 and 2016 if and when the State Council again authorizes the acceptance of applications.

•	In 2015, Gamespace was in its second year of a three–year period of qualification as a Software Enterprise, during which it is entitled to a 50% reduction to a rate of 12.5%.

•	In 2015, 7Road Technology was entitled to a 50% reduction to a rate of 12.5% as a Software Enterprise.

•	ICE Information Technology (Shanghai) Co., Ltd (“ICE Information”). ICE Information was not subject to income tax, as it incurred losses.

•	Shanghai ICE was entitled to a 50% reduction to a rate of 12.5% as a Software Enterprise from 2012 to 2014. The reduced rate no longer applied in 2015.

The license fees and royalty payments received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

PRC Withholding Tax on Dividends

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC are subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a beneficial tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the “China-HK Tax Arrangement”) if such holding companies is considered a non-PRC resident enterprises and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

On October 27, 2009, the PRC State Administration of Taxation issued Circular 601, which provides guidance on determining whether an enterprise is a beneficial owner under China’s tax treaties and tax arrangements. If any of the Company’s Hong Kong subsidiaries is, in the light of Circular 601, to be considered a non-beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company’s PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the statutory withholding tax rate of 10%. In order to fund the distribution of a dividend to the Company’s shareholders, the Company’s management determined to cause one of the Group’s PRC subsidiaries to declare and distribute a cash dividend of all of its stand-alone 2012 earnings and half of its stand-alone subsequent years’ earnings to its direct overseas parent company, Changyou HK. The Company does not intend to cause any of its PRC subsidiaries to distribute any profits of such subsidiaries with respect to years prior to 2012 to their direct overseas parent companies, but rather intends that such profits will be retained by such subsidiaries for their PRC operations. The Company’s management believes that under the corporate income tax law and relevant rules, such dividend out of earnings generated after January 1, 2012 is subject to a 5% withholding tax. Therefore, a withholding tax obligation of the PRC subsidiary associated with this distribution plan was accrued and recorded as deferred tax liabilities in the amount of $24.9 million as of December 31, 2015.

Uncertain Tax Positions

For the years ended December 31, 2013, 2014 and 2015, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions.

In 2015, the Company recognized tax payable in the amount of $14.6 million as management determined that certain business transactions that took place during the year may result in additional tax obligations under relevant tax rules.

The Group does not anticipate that the uncertain tax positions will significantly increase or decrease within twelve months of December 31, 2015.

Composition of income tax expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, (in thousands)
	2013	2014	2015
Income/(loss) from foreign entities	$(35,175)	$(48,460)	$53,752
Income from PRC entities	357,980	29,794	190,930

Income/(loss) before income tax expenses	$322,805	$(18,666)	$244,682
Current income tax expense	$28,909	$21,930	$44,668
Deferred tax	5,382	(20,965)	8,009

Income tax expenses applicable to PRC entities	$34,291	$965	$52,677
Foreign withholding tax expense	2,092	1,528	1,378

Income tax expense	$36,383	$2,493	$54,055

Reconciliation between the statutory CIT rate and the Group’s effective tax rate is as follows:

	For the year ended December 31,
	2013	2014	2015
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays	(19.5)%	115.8%	(12.8)%
Tax differential from statutory rate applicable to overseas subsidiaries	1.2%	(37.9)%	3.7%
Effect of withholding taxes	2.7%	(26.7)%	1.6%
Changes in valuation allowance	2.4%	(69.5)%	(2.7)%
Other permanent book-tax differences	(0.5)%	(20.1)%	7.3%

Effective CIT rate	11.3%	(13.4)%	22.1%

The combined effects of the income tax expense exemption and reduction available to the Group are as follows (in thousands, except per share data):

	For the year ended December 31,
	2013	2014	2015
Tax holiday effect	$62,893	$21,619	$31,431
Basic earnings per share	$0.59	$0.20	$0.30

e. Deferred tax assets and liabilities

Significant components of the Group’s deferred tax assets consist of the following:

	As of December 31, (in thousands)
	2014	2015
Deferred tax assets
Net operating loss from operations	$61,450	$40,788
Intangible assets	2,261	3,308
Accrued salary and benefits	7,871	4,678
Others	3,471	1,162

Total deferred tax assets	75,053	49,936
Less: Valuation allowance	(51,431)	(32,534)

Net deferred tax assets	$23,622	$17,402

Deferred tax liability
Related to acquired intangible assets	$1,805	$—
Withholding tax related to distribution of dividend	22,356	24,884
VAT refund	3,943	3,616

Net deferred tax liabilities	$28,104	$28,500

As of December 31, 2014 and 2015, the Group has made a valuation allowance against its deferred tax assets to the extent such deferred tax assets are not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including uncertainty as to the success of the Group’s businesses due to intense competition in the industries in which the Group operates its businesses and the migration of game players to mobile devices.

As of December 31, 2015, the Group had net operating losses from PRC entities of approximately $110.9 million available to offset against future net profit for income tax purposes. The Group anticipates that it is more likely than not that these net operating losses (except for the net operating losses generated by Gamease and Guanyou Gamespace) may not be utilized based on its estimate of the operation performance of these PRC entities; therefore, $13.6 million in deferred tax assets generated from net operating losses were offset by a valuation allowance. These net operating losses are expected to expire during the period between December 31, 2016 and December 31, 2021.